Financial Assets Measured at Fair Value through Profit and Loss	12 Months Ended
Dec. 31, 2025
Financial Assets Measured at Fair Value through Profit and Loss [Abstract]
FINANCIAL ASSETS MEASURED AT FAIR VALUE THROUGH PROFIT AND LOSS
6	FINANCIAL ASSETS MEASURED AT FAIR VALUE THROUGH PROFIT AND LOSS

	December 31, 2024	December 31, 2025
	US$	US$
Quoted/Unquoted shares

At beginning of year	16,283	-
Disposal	(1,785)	-
Changes in fair value	(14,498)	-
Currency realignment	-	-
At end of year	-	-

The Company held an equity investment in Unique Fire Holding Berhad., with a carrying amount of US$ 1,785. During the year 2024, the Company disposed the investment to a third party for a cash consideration of US$ 1,785.

The Company held an equity investment in Zero Carbon Farms Ltd., with a carrying amount of US$ 14,498. During the year 2024, Zero Carbon Farms Ltd. ceased business operation. As a result, the Company assessed the fair value of investment and a full fair value loss of US$ 14,498 was recognized in the profit or loss.

The above valuations are categorised under Level 3 of the fair value hierarchy and are generally sensitive to the unobservable inputs. Any increase or decrease in transacted price would result in an increase or decrease in the fair value of the unquoted investments.

Any significant movement in inputs would result in a significant change to the fair value of the unquoted investment. There are no transfers between Levels 1 and 2 and into or out of Level 3 during the year.